UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

Light & Wonder, Inc.
(Exact name of registrant as specified in its charter)

Nevada	81-0422894
(State or other jurisdiction of incorporation)	(IRS Employer
Identification No.)

001-11693
(Commission File Number)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	LNW	The NASDAQ Stock Market
Preferred Stock Purchase Rights		The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐          Emerging growth company

☐          If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On September 30, 2022, Light & Wonder, Inc. (formerly known as Scientific Games Corporation), a Nevada corporation (the “Company”), completed the previously announced sale of all of the issued and outstanding equity interests of the companies which together constitute the Company’s Sports Betting business (the “Transaction”), to Endeavor Operating Company, LLC, a Delaware limited liability company (“Endeavor”), pursuant to the Equity Purchase Agreement dated as of September 27, 2021 (as amended by Amendment No. 1 to the Equity Purchase Agreement dated as of June 30, 2022 and as amended by Amendment No. 2 to the Equity Purchase Agreement dated as of August 2, 2022, the “Purchase Agreement”), by and among the Company, Endeavor and, solely with respect to certain sections therein, Endeavor Group Holdings, Inc., a Delaware corporation (“Endeavor Holdings”), for approximately $800 million in total gross proceeds, consisting of (i) $750 million in cash, subject to certain customary adjustments as set forth in the Purchase Agreement, and (ii) 2,305,794 shares of Class A common stock, par value $0.00001, of Endeavor Holdings.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 28, 2021 and incorporated herein by reference, to the full text of Amendment No. 1 to the Equity Purchase Agreement dated as of June 30, 2022, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on June 30, 2022 and incorporated herein by reference, and to the full text of Amendment No. 2 to the Equity Purchase Agreement dated as of August 2, 2022, a copy of which was filed as Exhibit 10.3 to the Quarterly Report on Form 10-Q filed by the Company with the SEC on August 9, 2022 and incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On September 30, 2022, the Company issued a press release announcing the completion of the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

2.1
Equity Purchase Agreement, dated as of September 27, 2021, by and among Light & Wonder, Inc., Endeavor Operating Company, LLC and Endeavor Group Holdings, Inc. (solely for the purposes set forth therein) (incorporated herein by reference to Exhibit 2.1 to Light & Wonder, Inc.’s Current Report on Form 8-K filed with the SEC on September 28, 2021).

10.1
Amendment No. 1 to the Equity Purchase Agreement, dated as of June 30, 2022, by and among Light & Wonder, Inc., Endeavor Operating Company, LLC and Endeavor Group Holdings, Inc. (incorporated herein by reference to Exhibit 10.1 to Light & Wonder, Inc.’s Current Report on Form 8-K filed with the SEC on June 30, 2022).

10.2
Amendment No. 2 to the Equity Purchase Agreement, dated as of August 2, 2022, by and among Light & Wonder, Inc., Endeavor Operating Company, LLC and Endeavor Group Holdings, Inc. (incorporated herein by reference to Exhibit 10.3 to Light & Wonder, Inc.’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2022).

99.1	Press Release of the Company, dated September 30, 2022.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHT & WONDER, INC.

Date: September 30, 2022	By:	/s/ James Sottile
		Name:	James Sottile
		Title:	Executive Vice President and Chief Legal Officer